UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ----------------------

                                 March 31, 2008
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



      Michigan                         001-32428                  30-0030900
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 1.01   Entry into a Material Definitive Agreement

     In reports on Form 8-K filed on December 26, 2007 and February 15, 2008, the Registrant reported that it had entered into (i) an Omnibus Amendment and Waiver (the "OA&W") with Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"), as of December 21, 2007 to waive certain events of default under that certain Secured Convertible Term Note, dated as of December 13, 2005, (the "Note") and to amend the Note, and (ii) an amendment (the "February Amendment") to the OA&W, which provided that the Registrant would obtain at least $1,000,000 of debt financing privately by March 15, 2008 and at least $5,000,000 of equity financing (the "Secondary Offering") publicly by June 30, 2008, among other matters, in order to keep the OA&W in effect.

     On March 31, 2008, the Registrant and Laurus entered into an Amendment (the "Amendment") to the OA&W which amends the February Amendment, and provides that certain waivers will remain in place should the Registrant obtain unsecured debt financing of at least $500,000 by April 15, 2008. The parties also agreed that the Secondary Offering would be completed no later than September 30, 2008 for the purposes of the OA&W. In consideration for the foregoing transactions, the Registrant issued a warrant to Laurus to purchase common stock with an exercise price of $0.01 per share, calculated at 300,000 divided by 75% of the public offering price in the Secondary Offering, if any, of which there can be no assurance. In addition, the Registrant repriced existing warrants to purchase 390,000 and 2,300,000 shares of common stock to $0.01 per share and extended the warrant maturity to 2015.

     This summary is qualified in its entirety by reference to the Amendment and Warrant annexed as exhibits hereto.

Item 9.01   Financial Statements and Exhibits.

       Exhibit No. Description

10.1   Amendment to Omnibus Amendment and Waiver dated March 31, 2008.
10.2   Common Stock Purchase Warrant dated March 31, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TARPON INDUSTRIES, INC.

                                       Date: April 3, 2008


                                       By:   /s/ James W. Bradshaw
                                          --------------------------------------
                                                 James W. Bradshaw
                                                 Chief Executive Officer